SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                       RYDEX CAPITAL PARTNERS SPHINX FUND
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                      RYDEX CAPITAL PARTNERS SPHINX FUND

Dear Shareholder:

     As most of you are already aware, Albert P. "Skip" Viragh, Jr. died of cancer in December, 2003. Mr. Viragh was the controlling member of Rydex Capital Partners I, LLC (the "Advisor"), the investment adviser to the Rydex Capital Partners SPhinX Fund (the "Fund"). Upon Mr. Viragh's death, ownership of Mr. Viragh's interest in the Advisor transferred to certain beneficiaries of his estate. This transaction resulted in a change of control at the Advisor, which in turn caused the termination of the investment advisory agreement between the Advisor and the Fund.

     As a result, a Special Meeting of Shareholders (the "Meeting") of the Fund has been scheduled for Friday, April 30, 2004. Since you are a shareholder of record of the Fund as of the close of business on March 2, 2004 you are entitled to vote at the Shareholder Meeting.

     At the Meeting, you are being asked to approve a new advisory agreement with the Advisor under virtually identical terms as the previous advisory agreement. No fee increase will result from approving the new advisory agreement.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. The current Board of Trustees has unanimously approved the new advisory agreement and recommends a vote "For" its approval.

     While you are, of course, welcome to join us at the meeting, it is not necessary. As a convenience we have created several options by which to vote your shares:

    o The Internet: Follow the instructions located on your proxy card and make sure it is available at the time you plan to vote

    o Touch-Tone Phone: The phone number is located on your proxy card and be sure you have your control number on the card at the time of the call.

    o By Mail: Simply execute your card and enclose it in the postage paid envelope found in this proxy package.

                       EVERY VOTE IS IMPORTANT NO MATTER
                            HOW MANY SHARES YOU OWN

     The Fund has engaged the services of Investor Connect(TM), a professional proxy solicitation agent, to assist shareholders through the voting process. As the Meeting approaches and you have not yet voted, Investor Connect(TM) may contact you to remind you to vote your shares in order to be represented at the Meeting. If you should have any questions about the proxy statement or the execution of your vote, please contact Investor Connect(TM) at 800-870-0089. They will be happy to assist you.

     We appreciate your time and consideration.

                                  Sincerely,

                                  Michael P. Byrum
                                  Trustee and President, Rydex Capital Partners SPhinX Fund

                     VERY IMPORTANT NEWS FOR SHAREHOLDERS

     We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.


                             QUESTIONS AND ANSWERS


Q.  Why am I receiving this Proxy Statement?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and a proxy card -- because you have the right to vote on the approval of a new investment advisory agreement between the Fund and the Advisor. This action needs to be taken in response to the recent death of Albert P. "Skip" Viragh, Jr., the controlling member of the Advisor.


Q.  Why am I being asked to vote on new advisory agreements?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates closed-end management investment companies such as the Fund, requires an investment advisory agreement between an investment adviser and a fund to terminate whenever there is a change in control of the investment adviser. After an investment advisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the fund.

    Prior to his death on December 11, 2003, Mr. Viragh controlled the Viragh Family Trust, which in turn owned a controlling interest in the Advisor. Upon Mr. Viragh's death, there was a change in control of the Viragh Family Trust. This change in control of the Viragh Family Trust resulted in a change of control of the Advisor, which in turn resulted in the termination of the investment advisory agreement between the Advisor and the Fund (the "Old Agreement").

    On December 16, 2003, the Board approved a new advisory agreement for the Fund (the "New Agreement") under which, subject to its approval by the Fund's shareholders, the Advisor will continue to serve as investment adviser to the Fund. The New Agreement is identical in all respects -- including fees to be paid to the Advisor -- to the Old Agreement, except for the time periods covered by the agreements.


Q.  How does the change in control of the Advisor affect the Fund?

A. Other than the change in control of the Advisor, the operations of the Advisor remains unchanged. The current management of the Advisor has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to the Fund as a result of the change in ownership.

Q.  Who has been managing the Fund since the termination of the Old Agreement?

A. During the period between the termination of the Old Agreement and the approval of the New Agreement by shareholders (the "Interim Period"), the Advisor has continued to provide investment advisory services to the Fund pursuant to an interim agreement between the Advisor and the Fund (the "Interim Agreement") that was approved by the Board at a special meeting it held shortly after Mr. Viragh's death. The Interim Agreement is identical in all respects -- including fees to be paid to the Advisor -- to the corresponding Old Agreement, except for the time periods covered by the agreement. With respect to the Fund, the New Agreement will replace the Interim Agreement upon approval by shareholders.


Q.  What happens if the New Agreement is not approved?

A. If the shareholders of the Fund do not approve the New Agreement with the Advisor, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.


Q.  How do the Trustees suggest that I vote?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" the approval of the New Agreement.


Q.  Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.


Q.  I'm a small investor. Why should I bother to vote?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the meeting. If this happens, the Fund will need to solicit votes again.


Q.  How do I place my vote?

A. You may provide the Fund with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods.

Q.  Whom do I call if I have questions?

A. We will be happy to answer your questions about this proxy solicitation. Please call Investor ConnectTM at 1-800-870-0089 between 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday.


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU
                    PREFER TO VOTE BY ONE OF THOSE METHODS.

                      RYDEX CAPITAL PARTNERS SPHINX FUND

                        9601 Blackwell Road, Suite 500
                              Rockville, MD 20850


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, APRIL 30, 2004

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Rydex Capital Partners SPhinX Fund (the "Fund") will be held at the offices of Rydex Capital Partners I, LLC (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, MD 20850 on Friday, April 30, 2004 at 4:30 p.m. Eastern Time.

     At the Meeting, shareholders of record (the "Shareholders") will be asked to consider and act on the following proposals:

    Description of proposal:

    1. The approval of a new investment advisory agreement between Rydex Capital Partners SPhinX Fund and Rydex Capital Partners I, LLC.

    2.  Any other business properly brought before the Meeting.

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you can vote quickly and easily by telephone, by internet, by mail or in person so that the Meeting may be held and a maximum number of shares may be voted Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

     Shareholders of record at the close of business on March 2, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     For a free copy of the Fund's most recent semi-annual report, Shareholders may call 1-888-597-9339 or write to the Fund at 9601 Blackwell Road, Suite 500, Rockville, MD 20850.

                                  By Order of the Board of Trustees

                                  Michael P. Byrum
                                  Trustee and President, Rydex Capital Partners SPhinX Fund

                                  March 8, 2004

                      RYDEX CAPITAL PARTNERS SPHINX FUND

                        9601 Blackwell Road, Suite 500
                              Rockville, MD 20850


                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, APRIL 30, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rydex Capital Partners SPhinX Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on April 30, 2004 at 4:30 p.m. Eastern Time at the offices of Rydex Capital Partners I, LLC (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, MD 20850, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Fund of record at the close of business on March 2, 2004 ("Shareholders") are entitled to vote at the Meeting.

     As of March 2, 2004, the Fund had 882,435.576 units of beneficial interest ("shares") issued and outstanding.


                     INTRODUCTION AND GENERAL INFORMATION

     General Information. As used in this proxy statement, the Fund's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Fund. A Trustee that is an interested person of the Fund is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Fund because he or she is affiliated with the Fund's investment adviser, the Fund's principal underwriter or any of their affiliates. Trustees that are not interested persons of the Fund are referred to in this proxy statement as "Independent Trustees."

     The Fund is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Meeting in order to permit the Shareholders to consider and vote on the Proposal set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Fund at 9601 Blackwell Road, Suite 500, Rockville, MD 20850 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should Shareholders require additional information regarding the proposal contained in the Proxy Statement, they may contact Investor ConnectTM at 1-800-870-0089.

     In addition to the solicitation of proxies by mail, the Board and officers of the Fund, as well as employees of Investor ConnectTM, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Fund will bear the costs of the Shareholders' Meeting, proxy materials and any proxy solicitation, which are expected to be approximately $2,500 plus any reasonable expenses incurred throughout the solicitation process. The proxy card and this Proxy Statement are being mailed to Shareholders on or about March 18, 2004.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

     Quorum and Meeting Adjournments. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Forty percent (40%) of the Fund's shares entitled to vote on a proposal constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

     Vote Required to Approve Proposal. If a quorum is present at the Meeting, the affirmative vote of a "majority of the outstanding voting securities" of the Fund is required to approve the new advisory agreement between the Fund and the Advisor. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

     The 1940 Act, which regulates investment companies such as the Fund, requires an investment advisory agreement between an investment adviser and an investment company to terminate whenever there is a change in control of the investment company's investment adviser. After an investment advisory agreement terminates, shareholders are required to approve a new agreement between an investment adviser and the investment company. For the reasons discussed below, the Board recommends that Shareholders vote "FOR" the approval of the new agreement.


Information Regarding the Change in Control of the Advisor

     The managing member of the Advisor is Rydex Partners I, LLC, which in turn is wholly owned by PADCO Advisors II, Inc., a Maryland corporation that is owned by the 2003 Dynamic Irrevocable Trust (the "Viragh Family Trust"). Accordingly, the Advisor is effectively controlled by the Viragh Family Trust. Prior to his death on December 11, 2003, Mr. Viragh controlled the Viragh Family Trust. Upon Mr. Viragh's death, control of the Viragh Family Trust transferred to its trustees, Mark S. Viragh, Katherine A. Viragh and Roger E. Young. This change in control of the Viragh Family Trust resulted in a change in control of the Advisor, which in turn resulted in the termination of the investment advisory agreement between the Advisor and the Fund (the "Old Agreement").


The Interim Advisory Agreement

     During the period between the termination of the Old Agreement and the approval of the new agreement by shareholders (the "Interim Period"), the Advisor has continued to provide investment advisory services to the Fund pursuant to an interim agreement between the Advisor and the Fund (the "Interim Agreement") that was approved by the Board at a special meeting it held shortly after Mr. Viragh's death. The Interim Agreement is identical in all respects -- including fees to be paid to the Advisor -- to the Old Agreement, except for the time periods covered by the agreement. The interim agreement provides for a termination date no greater that 150 days from the date of the termination of the Old Agreement, or upon approval of a new advisory agreement by shareholders, whichever is shorter.


The New Advisory Agreement

     On December 16, 2003 the Board approved a new advisory agreement for the Fund (the "New Agreement") under which, subject to its approval by the Fund's Shareholders, the Advisor will continue to serve as investment adviser to the Fund. A form of the New Agreement is attached to this proxy statement as Exhibits A. The New Agreement is identical in all respects -- including fees to be paid to the Advisor -- to the Old Agreement, except for the time periods covered by the agreement.

     Investment Advisory Services. The New Agreement, like the Old Agreement, requires the Advisor to:

     o provide the Fund with investment research, advice and supervision and continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund;

     o determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions;

     o invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Fund is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Fund's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Portfolio Account Managers") (subject to the approval of Portfolio Account Managers by the Board and shareholders of the Fund to the extent required by the 1940 Act); and

     o take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Advisor shall deem necessary or appropriate.

     The New Agreement, like the Old Agreement, also authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs the Advisor to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the Advisor also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund.

     Compensation. The New Agreement, like the Old Agreement, provides that the Advisor will be paid an advisory fee computed and paid monthly in advance at an annual rate of 1.75% of the value of the Fund's net assets, determined as of the beginning of each month.

     Term of Agreement; Termination. The New Agreement, like the Old Agreement, provides that unless terminated as provided therein, the New Agreement shall continue for an initial term of two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement provides for automatic termination, without the payment of any penalty, in the event of its assignment (as defined by the 1940
Act).

     Standard of Care. The New Agreement, like the Old Agreement, provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Advisor's duties under the New Agreement, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering advisory services or for any losses that may be sustained in the purchase, holding, or sale of any security or other property by the Fund.

     Information About the Advisor. The Advisor serves as the Fund's investment adviser, subject to the ultimate supervision of and any policies established by the Board. The managing member of the Advisor is Rydex Capital Partners I, LLC, which in turn is wholly owned by PADCO Advisors II, Inc. PADCO Advisors II, Inc. is organized as a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Viragh Family Trust owns a controlling interest as the sole shareholder of PADCO Advisors II, Inc.

     PADCO Advisors II, Inc., together with its affiliate PADCO Advisors, Inc., conducts its business under the name "Rydex Investments." Rydex Investments is the sponsor of an innovative mutual fund family, with investment products designed for a variety of market conditions. Rydex Investments, directly and indirectly through its affiliates, managed over $10 billion in assets as of February 29, 2004 across its mutual fund, variable annuity and sub-advisory businesses.

     The name, address and principal occupation of the principal executive officers of the Advisor are listed below:


         Name               Title                 Principal Occupation
--------------------- ---------------- -----------------------------------------
Michael P. Byrum      President        Chief Operating Officer, PADCO
                                       Advisors, Inc.; PADCO Advisors II, Inc.;
                                       Rydex Fund Services, Inc.; and Rydex
                                       Distributors, Inc.

Carl G. Verboncoeur   Executive Vice   Chief Executive Officer, PADCO
                      President and    Advisors, Inc.; PADCO Advisors II, Inc.;
                      Treasurer        Rydex Fund Services, Inc.; and Rydex
                                       Distributors, Inc.

Robert M. Steele      Executive Vice   Executive Vice President, PADCO
                      President        Advisors, Inc.; PADCO Advisors II, Inc.;
                                       and Rydex Distributors, Inc.

     The address for each of the above individuals is c/o the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

     The Fund was launched on June 1, 2003, and has not yet completed its first fiscal year. During the period June 1, 2003 through December 31, 2003, the Advisor earned $170,095 in advisory fees (but these fees have been waived). The Administrator earned $19,440 in administration fees (but these fees have been waived). Distribution fees were $0.

     Board Considerations in Approving the Advisory Agreement. The Old Agreement was originally approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on March 25, 2003, and was approved on March 25, 2003 by the Advisor as the Fund's sole initial shareholder. The Old Agreement had an initial term of two years, after which the continuance of the Old Agreement was required to be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Old Agreement was still in its initial term at the time of its termination.


     Following Mr. Viragh's death on December 11, 2003, the Old Agreement was terminated in accordance with its terms and the requirements of the 1940 Act. At a meeting held on December 16, 2003, the Advisor affirmed that there were no material changes to the information that was provided to the Board when the Old Agreement was originally approved in March 2003, and provided updated additional information regarding the Advisor's operations and services provided to the Fund. The Board also requested and received information regarding the terms of the New Agreement, and were satisfied that the terms of the New Agreement set forth identical rights, duties and obligations on the Advisor with regard to its services to the Fund and provided the same level of protection to Fund and shareholders as the Old Agreement. The Board also considered the fact that the Advisor's fee rates for its services to the Fund under the New Agreement would be the same as its fee rates under the Old Agreement. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreement is fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to approve the New Agreement for an initial term of two years, subject to the approval of the New Agreement by shareholders, and to recommend the approval of the New Agreement to shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

             GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS


Information about Fund Officers and Service Providers

     Principal Underwriter. Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, MD 20850, acts as the distributor of shares of the Fund on a best efforts basis.

     Administrator. The Advisor performs certain administrative services to the Fund, pursuant to the terms of an administration agreement (the "Administration Agreement"). In consideration for these services, the Fund pays the Advisor a fee computed and paid monthly in advance at the annual rate of 0.20% of the value of the Fund's net assets, determined as of the beginning of each month.

     The Advisor has entered into an agreement with Forum Administrative Services, LLC and Forum Accounting Services, LLC, each located at Two Portland Square, Portland, ME 04101, to provide certain administrative services, at the Advisor's expense.

     Trustees and Officers. Information about the Fund's current Trustees and principal executive officers, including their names, ages, position with the Fund, length of time served, and principal occupation(s) during the past five
(5) years is set forth below:

                                                                 Principal Occupation(s)
Name and Age              Position    Length of Time Served        During Past 5 Years
---------------------- ------------- ----------------------- -------------------------------
John Demaret            Independent  2003 to present         Founder and Chief Executive
(62)                      Trustee                            Officer, Health Cost Controls
                                                             America, Chicago, Illinois
                                                             (from 1987 to 1996); sole
                                                             practitioner, Chicago Illinois
                                                             (from 1984 to 1987);
                                                             General Counsel for the
                                                             Chicago Transit Authority
                                                             (from 1981 to 1984); Senior
                                                             Partner, O'Halloran, LaVarre
                                                             & Demaret (from 1978 to
                                                             1981).

Werner E. Keller        Independent  2003 to present         Retired (since 2001);
(62)                      Trustee                            Chairman, Centurion Capital
                                                             Management (1991 to 2001)

Thomas F. Lydon, Jr.    Independent  2003 to present         President of Global Trends
(43)                      Trustee                            Investments (1996 to
                                                             present); Vice-Chair of
                                                             Make-a-Wish Foundation of
                                                             Orange County (1999 to
                                                             present).

Michael P. Byrum         Interested  2003 to present         Chief Operating Officer and
(33)                    Trustee and                          Chief Investment Officer of
                         President                           PADCO Advisors, Inc. and
                                                             PADCO Advisors II, Inc.
                                                             (2003 to present); Executive
                                                             Vice President and Senior
                                                             Portfolio Manager of
                                                             PADCO Advisors, Inc. and
                                                             PADCO Advisors II, Inc.
                                                             (1993 to 2003); Secretary of
                                                             Rydex Distributors, Inc.
                                                             (1996 to present).

Carl G. Verboncoeur         Vice     2003 to present         Chief Executive Officer of
(51)                     President                           Rydex Fund Services, Inc.,
                                                             PADCO Advisors, Inc.,
                                                             PADCO Advisors II, Inc.
                                                             and Rydex Distributors, Inc.
                                                             (2003 to present); Executive
                                                             Vice President of Rydex
                                                             Fund Services, Inc. (2000 to
                                                             2003); Vice President of
                                                             Rydex Fund Services, Inc.
                                                             and Rydex Distributors, Inc.,
                                                             (1997 to 2003).

                                                             Principal Occupation(s)
Name and Age          Position    Length of Time Served        During Past 5 Years
------------------- ------------ ----------------------- ------------------------------
Joanna M. Haigney    Secretary,  2003 to present         Vice President of
(37)                    Chief                            Compliance of Rydex Fund
                     Compliance                          Services, Inc. (2000 to
                       Officer                           present); Vice President
                                                         Fund Administration, Chase
                                                         Global Funds Services Co., a
                                                         division of Chase Manhattan
                                                         Bank N.A. (1994 to 1999).

Nick Bonos           Treasurer,  2003 to present         Senior Vice President of
(40)                  Principal                          Rydex Fund Services, Inc.
                      Financial                          (2003 to present); Vice
                       Officer                           President of Accounting of
                                                         Rydex Fund Services, Inc.
                                                         (2000 to 2002); Vice
                                                         President--Mutual Fund
                                                         Services, State Street Corp.
                                                         (1997 to 1999)

Troy Statczar         Assistant  2004 to present         Senior Manager, Fund
(32)                  Treasurer                          Administration, Citigroup
                                                         GTS since 2003; Senior
                                                         Manager, Fund
                                                         Administration, Forum
                                                         Financial Group, LLC (a
                                                         fund services company
                                                         acquired by Citigroup GTS
                                                         in 2003) 2002 to 2003;
                                                         Director, Financial Services,
                                                         BISYS Fund Services, 1998
                                                         to 2002.

Shareholders Sharing the Same Address

     If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800-820-0888 or forward a written request to the Fund at 9601 Blackwell Road, Suite 500, Rockville, MD 20850 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Beneficial Ownership Information

     As of March 2, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the shares of the Fund.



         Name and Address               Number of       Percentage of
        of Beneficial Owner               Shares         Fund Shares
----------------------------------   ---------------   --------------
Suntrust Custodian FBO RHD           96,590.360              10.95
  Partners LLLP #5122112-5122255
  303 Peachtree Street Suite 1400
  P.O. Box 105870-CTR 3144
  Atlanta GA 30348
Suntrust Custodian FBO S L           46,627.645               5.28
  Probasco Jr CRUT DTD 01/09/
  1995 #5122112-4023800
  303 Peachtree Street Suite 1400
  P.O. Box 105870-CTR 3144
  Atlanta GA 30348

Shareholder Proposals

     The Fund is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Fund c/o Rydex Capital Partners I, LLC, 9601 Blackwell Road, Suite 500, Rockville, MD 20850.


Other Matters

     The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.


Annual and Semi-Annual Reports to Shareholders

     The Fund was launched on June 1, 2003, and has not yet completed its initial fiscal year. Accordingly, the Fund has not yet issued an annual report. For a free copy of the Fund's most recent semi-annual report, Shareholders may call 1-888-597-9339 or write to the Fund at 9601 Blackwell Road, Suite 500, Rockville, MD 20850.


Other Business

     The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                         INVESTMENT ADVISORY AGREEMENT

                                    BETWEEN

                       RYDEX CAPITAL PARTNERS SPHINX FUND

                                      AND

                         RYDEX CAPITAL PARTNERS I, LLC

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), dated as of ______, 2004, is entered into by and between RYDEX CAPITAL PARTNERS SPHINX FUND (the "Fund"), a Delaware business trust established on December 4, 2002, and RYDEX CAPITAL PARTNERS I, LLC (the "Advisor"), a limited liability company incorporated under the laws of the State of Delaware.


                             W I T N E S S E T H:

     WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as a non-diversified, closed-end management investment company pursuant to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Advisor is an investment adviser registered as such with the Commission pursuant to the provisions of the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advice and investment management services as an independent contractor;

     WHEREAS, the Fund wishes to engage the Advisor, and the Advisor wishes to be engaged, to manage the investment portfolio of the Fund with respect to the investment and reinvestment of the assets of the Fund and to act in such capacity in accordance with the terms, conditions, and other provisions of this Agreement; and

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree and promise as follows:

    1. Services To Be Provided

         (a) Investment Advisory Services. The Fund hereby employs the Advisor to act as its investment adviser and, subject to the supervision and control of the Board of Trustees of the Fund (the "Board"), to manage the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Advisor shall: obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Fund's registration statement filed with the Commission, as it may be amended from time to time by the Board (the "Registration Statement"), and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Fund is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Fund's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Portfolio Account Managers") (subject to the approval of Portfolio Account Managers by the Board and shareholders of the Fund to the extent required by the 1940 Act), and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Advisor shall deem necessary or appropriate. The Advisor shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Advisor in the discharge of its duties as the Fund may, from time to time, reasonably request.

         (b) Best Efforts. The Advisor agrees to use its best judgment and efforts in rendering the advice and services to the Fund contemplated by this Agreement. The Advisor further agrees to use its best efforts in the furnishing of such advice, recommendations and services to the Fund, in the preparation of reports and information, and in the management of the assets of the Fund, all pursuant to this Agreement, and for this purpose the Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons that the Advisor shall from time to time determine to be necessary to the performance of the Advisor's obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Advisor may desire and request.

    2. Payment Of Fees And Expenses

         (c) The Advisor is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Portfolio Managers; and fees of consultants retained by the Advisor.

         (d) Except to the extent expressly assumed by the Advisor herein or under a separate agreement, the Advisor shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Fund. Without limitation, costs and expenses for which the Advisor shall have no obligation shall include but not be limited to: all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds; any non-investment related interest expense; all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with, any applicable Federal and state laws; all costs and expenses associated with the organization and operation of Portfolio Accounts; the costs and expenses of holding meetings of the Board and any meetings of Shareholders, including costs associated with the preparation and dissemination of proxy materials; the fees and disbursements of Fund legal counsel, legal counsel to the Independent Trustees, if any, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund; the fee payable to the Advisor hereunder and for providing certain administrative services to the Fund; the fees payable to custodians and other persons providing other administrative services to the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Advisor and any custodian or other agent engaged by the Fund; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders; the fees and expenses charged by Portfolio Funds to their investors; and extraordinary expense and such other types of expenses as may be approved by the Board.

    3. Authority Of The Advisor

         (e) The Advisor is authorized: (i) to obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services; and (ii) to enter into investment sub-advisory agreements with any registered investment adviser (a "Sub-Adviser"), subject to such approvals of the Board and shareholders of the Fund as may be required to comply with applicable provisions of the 1940 Act, delegating any or all of the investment advisory services required to be provided by the Advisor under this Agreement, subject to the supervision of the Advisor.

         (f) In connection with the investment and reinvestment of the assets of the Fund, the Advisor is authorized on behalf of the Fund, to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate and to place orders for the execution of the Fund's portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Registration Statement. The Advisor shall place orders for the purchase or sale of securities either directly with the issuer or with a broker or dealer selected by the Advisor. In placing the Fund's securities trades, it is recognized that the Advisor will give primary consideration to securing the most favorable price and efficient execution, so that the Fund's total cost or proceeds in each transaction will be the most favorable under all circumstances.

    Within the framework of this policy, the Advisor may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party.

         (g) It is understood that it is desirable for the Fund that the Advisor have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Fund than might result from the allocation of brokerage to other brokers purely based on seeking the most favorable price. Therefore, the purchase and sale of securities for the Fund may be made with brokers who provide such research and analysis, subject to review by the Board from time to time with respect to the extent and continuation of this practice to determine whether the Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Advisor may select broker-dealers for their execution of the Fund's portfolio transactions who provide research and analysis as the Advisor may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis also may be useful to the Advisor in connection with its services to other clients.

         (h) On occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as in the interests of other clients, the Advisor to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price, lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

    4. Compensation

         (i) Advisory Fee. In exchange for the rendering of advice and advisory services pursuant hereto, the Trust shall pay the Advisor, and the Advisor shall accept as full compensation for the advisory services to be rendered and as full reimbursement for all the charges and expenses to be assumed and paid by the Advisor as provided in Section 2, an advisory fee computed and paid monthly in advance at the annual rate of 1.75% of the value of the Fund's net assets determined as of the beginning of each month.

         (j) Payment. The fee will be calculated and paid to the Advisor monthly, in advance, not later than the fifth (5th) business day of the month for which services will be provided. In the event of termination of this Agreement at any time other than the end of a month, a pro rata refund of a portion of the fee will be made to the Fund based on the number of days that this Agreement is in effect in the last month that this Agreement is in effect as a percentage of the total number of days in such month. For purposes of calculating the Advisor's fee, the value of the net assets of the Fund shall be determined in the same manner as the Fund uses to compute the value of the Fund's net assets in connection with the determination of the Net Asset Value of the Fund, all as set forth more fully in the Registration Statement.

    5. Affiliations Of Parties; Change In Ownership Or Control Of The Advisor

     Subject to and in accordance with the Declaration of Trust of the Fund (the "Trust Declaration"), the Limited Liability Company Agreement of the Advisor and the 1940 Act, the Trustees, officers, agents, and shareholders of the Fund are or may be interested persons of the Advisor or its affiliates (or any successor thereof) as shareholders or officers, directors, agents, or otherwise, and directors, officers, agents, or shareholders of the Advisor or its affiliates are or may be interested persons of the Fund as Trustees, officers, agents, shareholders, or otherwise, and the Advisor or its affiliates may be interested persons of the Fund, and such relationships shall be governed by said governing instruments and the applicable provisions of the 1940 Act. The Advisor shall notify the Fund of any change in ownership or control of Rydex Capital Partners I, LLC., that could cause an "assignment" of this Agreement (as the term "assignment" is defined in the 1940 Act and the rules and regulations promulgated thereunder) as soon as practicable. In the case of a voluntary assignment, notice will be provided at least 90 days prior to the voluntary assignment if the circumstances are such that the Fund could not rely on Rule 15a-4 under the 1940 Act (or such shorter period approved by a majority of the Trustees who are not interested persons of the Fund).

    6. Furnishing Of Information

         During the term of this Agreement, the Fund agrees to provide the Advisor with:

         (k) copies of all prospectuses, statements of additional information, proxy statements, Registration Statements, reports to shareholders, sales literature, and other material prepared for distribution to shareholders of the Fund or the public that refer in any way to the Advisor, no later than ten (10) business days before the date such material is first distributed to the public, or sooner if practicable, and the Fund shall not use such material, if the Advisor reasonably objects in writing within five (5) business days (or within such other time as may be mutually agreed to by the parties) after the Advisor's receipt thereof;

         (l) true and correct copies of each amendment or supplement to the Registration Statement (including any prospectus and statement of additional information included therein) or the Trust Declaration not later than the date such material is first distributed to the public, or sooner if practicable;

         (m) (i) written notice of any resolutions, policies, restrictions, or procedures adopted by the Trustees which affect the Advisor's investment management or other responsibilities hereunder, and (ii) a list of every natural person or entity deemed by the Fund to be an "affiliated person" of, or "promoter" of, or "principal underwriter" for the Fund, or "an affiliated person of such person," as these terms are defined or used in Sections 2(a)(3), 2(a)(30), and 2(a)(29), respectively, of the 1940 Act, and the Fund shall promptly notify the Advisor of any additions or deletions to such list; and

         (n) any such additional materials or information which the Advisor may reasonably request to enable the Advisor to perform its functions under this Agreement.

    7. Term Of Agreement; Termination

         (o) This Agreement shall become effective on the date first above written for an initial term of two (2) years, and shall continue in effect from year to year thereafter provided that such continuance is approved at least annually by (i) a vote of a majority of the Trustees, and (ii) a vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting such approval.

         (p) This Agreement may be terminated on sixty (60) days prior written notice to the Advisor without penalty either by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall automatically terminate in the event of its assignment (within the meaning of the 1940 Act and the rules thereunder). This Agreement may be terminated by the Advisor on sixty (60) days prior written notice to the Fund. Any notice under this Agreement shall be given as provided in Section 13 below.

     8. Non-Transferability

     This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or prior written consent of the holders of a majority of the outstanding voting securities of the Fund.

     9. Other Activities Of The Advisor

     The services of the Advisor to the Fund hereunder are not to be deemed exclusive, and the Advisor and each of its affiliates shall be free to render similar services to others so long as the Advisor's services hereunder are not impaired thereby. The Advisor, for purposes herein, shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, in any way or otherwise be deemed an agent of the Fund.

    10. Standard Of Care; Indemnification

         (q) No provisions of this Agreement shall be deemed to protect the Advisor against any liability to the Fund or the shareholders of the Fund to which the

    Advisor otherwise would be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of the Advisor's duties or the reckless disregard of the Advisor's obligations under this Agreement. Nor shall any provisions hereof be deemed to protect any Trustee or officer of the Fund against any such liability to which said Trustee or officer might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of the Trustee's or officer's respective duties or the reckless disregard of the Trustee's or officer's respective obligations.

         (r) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Advisor's obligations or duties hereunder, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security or other property by the Fund. The Advisor shall not be required to do or refrain from doing or concur in anything which (by act or omission to act) may impose any liability on the Advisor.

         (s) Any person, even though an officer, director, partner, employee, or agent of the Trustee, who may be or become an officer, director, trustee, partner, employee, or agent of the Fund, shall be deemed when rendering such services to the Fund or acting on any business of the Fund to be rendering such services to or acting solely for the Fund and not as the Trustee's officer, director, trustee, partner, employee, or agent or as one under the Trustee's control or direction even though paid by the Trustee.

     11. Use of Rydex Name, SPhinX Name, and Sublicense

     The Fund may use the name "Rydex Capital Partners SPhinX Fund" or any other name derived from either the name "Rydex" or "SPhinX" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Advisor as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will cease to use any name derived from either the name "Rydex" or "SPhinX" or otherwise connected with the Advisor, or with any organization which shall have succeeded to Advisor's business as investment adviser. Further, The Fund acknowledges that the Advisor's rights with respect to the Standard & Poor's Hedge Fund Index (the "Index") (including its ability to obtain all information that may be necessary to enable the investment of the Fund's assets in a manner designed to track the Index) and the Fund's ability to invest in vehicles that are constituents of the Index, are possible because of a licensing agreement between the Advisor and PlusFunds Group Inc. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, or in the event the licensing agreement with PlusFunds Group Inc. terminates, the Fund may lose such rights absent the implementation of other arrangements.

     12. Representations And Warranties Of The Fund

     The Fund represents and warrants that the Fund is duly registered with the Securities and Exchange Commission under the 1940 Act, as an open-end management investment company, and that all required action has been taken by the Fund under the 1933 Act and the 1940 Act, to permit the public offering of, and to consummate the sale of, the shares of the Fund pursuant to the current prospectus of the Fund.

     13. Notices

     All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by prepaid, first-class letter posted to the following addresses, or to such other address as shall be designated in a notice given in accordance with this section, and such notice shall be deemed to have been given at the time of delivery of, if sent by post, five (5) week days after posting by airmail.

    If to the Fund:     Rydex Capital Partners Sphinx
                        9601 Blackwell Road
                        Suite 500
                        Rockville, MD 20850
                        ATTENTION: President

    If to the Advisor:  RYDEX Capital Partners I, LLC.
                        9601 Blackwell Road
                        Suite 500
                        Rockville, MD 20850
                        ATTENTION: President

     14. Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland (without reference to such state's conflict of law rules).

     15. Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     16. Definitions

     As used in this Agreement, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(l9) and Section 2(a)(42) of the 1940 Act.

    17. Limitation of Liability

     A copy of the Certificate of Trust of the Fund is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the Fund and the Advisor have caused this Agreement to be executed on the date first above written.

                                  RYDEX CAPITAL PARTNERS
                                  SPHINX FUND

                                  By: -----------------------------------------



                                  RYDEX CAPITAL PARTNERS I, LLC


                                  By: -----------------------------------------

                                      RYDEX
                            P.O. BOX 9132 HINGHAM, MA
                                   02043-9132

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE VOTE YOUR PROXY . . .TODAY

999  999  999  999  99

                              To vote by Telephone

1)   Read the proxy statement and have this proxy card at hand.
2)   Call 1-888-221-0697.
3)   Follow the simple instructions.

                               To vote by Internet

1)   Read the proxy statement and have this proxy card at hand.
2)   Go to www.proxyweb.com.
3)   Follow the simple instructions.

                                 To vote by Mail

1)   Read the proxy statement.
2)   Check the appropriate box on the reverse side.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

  If you vote by telephone or Internet, please do not return your proxy card.

RYDEX CAPITAL PARTNERS SPHINX FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                    SPECIAL MEETING OF SHAREHOLDERS APRIL 30,
                  2004 - 4:30 P.M. EASTERN TIME (THE "MEETING")

The undersigned appoints Joanna Haigney, Nick Bonos and Mike Byrum, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on March 2, 2004, at the Meeting, to be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, MD 20850 at 4:30 P.M. Eastern Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated

                   IF YOU ARE NOT VOTING BY PHONE OR INTERNET
                    PLEASE VOTE, DATE AND SIGN, AND PROMPTLY
            RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE PROVIDED.

                          Dated: ______________________

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(Signature)                                                    (Sign in the Box)

Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                                                                RYDEX SPHINX MBD
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Please refer to the Proxy Statement for a discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, the Proxies shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil.      [X]
PLEASE DO NOT USE FINE POINT PENS.

                                                       FOR    AGAINST    ABSTAIN

                                                       [0]      [0]        [0]

1. The approval of a new investment advisory agreement between Rydex Capital Partners SPhinX Fund and Rydex Capital Partners I, LLC.

2.   Any other business properly brought before the Meeting.

                          PLEASE SIGN ON REVERSE SIDE

                                                                RYDEX SPHINX MBD

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SPX